Intangible assets, net - Estimated amortization expense (Details) - Mar. 31, 2022 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Intangible assets, net
2023	¥ 4,621	$ 729
2024	4,621	729
2025	4,621	729
2026	4,621	729
2027	4,621	729
2028 and thereafter	60,476	9,539
Total amortization expenses	¥ 83,581	$ 13,184